UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 16, 2019

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2019, the stockholders of Las Vegas Sands Corp. (the “Company”) approved the adoption of the Las Vegas Sands Corp. Amended and Restated 2004 Equity Award Plan (the “Amended Plan”), which was previously approved by the Company’s Board of Directors subject to stockholder approval. The Amended Plan extends the term of the Amended Plan through December 14, 2024, and increases the number of shares of common stock, par value $0.001 per share, available for grants of equity-based awards under the Amended Plan by 10,000,000 shares.

A summary of the Amended Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2019 (the “Definitive Proxy Statement”) in connection with the 2019 Annual Meeting of Stockholders, under the section entitled “Proposal No. 4—Approval of the Amendment and Restatement of the 2004 Equity Award Plan” beginning on page 53 of the Definitive Proxy Statement. The summary of the Amended Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the Amended Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The stockholders of the Company voted on the four proposals listed below at the Company’s Annual Meeting of Stockholders held on May 16, 2019. The proposals are described in detail in the Definitive Proxy Statement.
Proposal 1 — Election of Directors
Votes regarding the election of Sheldon G. Adelson, Irwin Chafetz, Micheline Chau, Patrick Dumont, Charles D. Forman, Robert G. Goldstein, George Jamieson, Charles A. Koppelman, Lewis Kramer and David F. Levi to serve on the Board of Directors until the 2020 Annual Meeting of Stockholders, were as follows:

Nominees for Director	Votes For	Votes Withheld	Broker Non-Votes
Sheldon G. Adelson	609,040,116	84,339,321	44,030,292
Irwin Chafetz	600,019,672	93,359,765	44,030,292
Micheline Chau	528,441,024	164,938,413	44,030,292
Patrick Dumont	592,385,015	100,994,422	44,030,292
Charles D. Forman	602,733,572	90,645,865	44,030,292
Robert G. Goldstein	601,311,629	92,067,808	44,030,292
George Jamieson	686,199,881	7,179,556	44,030,292
Charles A. Koppelman	521,994,867	171,384,570	44,030,292
Lewis Kramer	686,261,276	7,118,161	44,030,292
David F. Levi	678,836,883	14,542,554	44,030,292

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm
Votes to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

Votes For	Votes Against	Abstentions
736,489,970	643,913	275,846
Proposal 3 — An Advisory (Non-Binding) Vote on Executive Compensation
Votes to approve an advisory (non-binding) resolution on executive compensation were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
456,368,716	236,708,451	302,270	44,030,292
Proposal 4 —Approval of the Amendment and Restatement of the 2004 Equity Award Plan
Votes to approve the Amended Plan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
666,401,171	26,694,085	284,181	44,030,292

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1	Las Vegas Sands Corp. Amended and Restated 2004 Equity Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2019

LAS VEGAS SANDS CORP.
By:	/S/ LAWRENCE A. JACOBS
Lawrence A. Jacbos Executive Vice President, Global General Counsel and Secretary

4